UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	20-8365999
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

51 West 52nd Street, 7th Floor, New York, NY USA 10019
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 1-800-689-3939

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01          Other Events.

Securities Purchase Agreement

              On March 13, 2014, Anavex Life Sciences Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified therein (the “Purchasers”) pursuant to which the Company agreed to sell, and the Purchasers agreed to purchase, Senior Convertible Debentures due March 18, 2044 (the “Debentures”) in the aggregate principal amount of $10,000,000. In addition to the Debentures, the Company agreed to issue to the Purchasers two series of warrants representing the right to purchase up to an aggregate of 67,666,666 shares of the Company’s common stock (the “Warrants” and together with the Debentures, the “Securities”). The purchase and sale of the Securities was consummated on March 18, 2014, and resulted in gross proceeds to the Company in the amount of $10,000,000, before deducting agent fees and other transaction-related expenses. The Purchase Agreement contains customary representations, warranties and covenants by each of the Company and the Purchasers. Maxim Group LLC served as exclusive placement agent for the offering.

              The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the complete form of agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Capitalized terms referred to in this Form 8-K have the meanings set forth in the Purchase Agreement, Debentures and Warrants, as applicable.

Terms of Debentures.

              The Debentures are unsecured obligations, have a term of thirty (30) years and are convertible into shares of the Company’s common stock at each respective Purchaser’s election at an initial conversion price of $0.30, subject to adjustment for distributions payable in shares of common stock, subdivisions of outstanding shares of common stock into larger number of shares, combinations, and reclassification events. No regularly scheduled interest payments shall be made on the Debentures. Under the Debentures, the Company may exercise its right to effectuate an Optional Redemption pursuant to which the Company must pay the sum of 110% of the then outstanding principal amount of the Debenture and all liquidated damages and other amounts due in respect of the Debenture. Except for the foregoing, or as otherwise set forth in the Debentures, the Company may not prepay any portion of the principal amount of the Debentures without the prior written consent of the applicable Purchaser.

              Upon an “Event of Default,” the Purchasers of the Debentures are entitled to receive the outstanding principal amount under the Debentures, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration at the “Mandatory Default Amount,” defined as the sum of (a) the greater of (i) the outstanding principal amount of the Debenture, plus all accrued and unpaid interest thereon, divided by the Conversion Price on the date the Mandatory Default Amount is either (A) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (B) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, or (ii) 130% of the outstanding principal amount of the Debenture, plus 100% of accrued and unpaid interest hereon, and (b) all other amounts, costs, expenses and liquidated damages due in respect of the Debenture.

              The foregoing summary of the Debentures is qualified in its entirety by reference to the complete form of Debenture, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Terms of the Warrants.

              In addition to the Debentures, the Company issued to the Purchasers “Series A Warrants” to purchase, for a period of five years from the date of issuance, up to 33,333,333 shares of its common stock at an initial exercise price of $0.30 per share, subject to adjustment for stock splits, combinations, and reclassification events. The Company also issued to the Purchasers “Series B Warrants” to purchase, for a period of five (5) years from the date of issuance, an additional up to 33,333,333 shares of common stock at an initial exercise price of $0.42 per share, subject to adjustment for stock splits, combinations, and reclassification events.

              The foregoing summary of the Warrants is qualified in its entirety by reference to the complete form of Warrant, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Registration Rights Agreement

              In connection with the entry into the Purchase Agreement, and as contemplated thereby, on March 13, 2014, the Company entered into a Registration Rights Agreement with each Purchaser (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Company agreed to file, on or before the 30th calendar day following the execution thereof (the “Filing Date”), a registration statement under the Securities Act covering the resale of the shares issuable upon conversion of the Debentures and upon exercise of the Warrants (the “Registration Statement”), and to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter, but not later than the 60th day following the date of the Registration Rights Agreement or, if the Registration Statement is subject to review by the Commission staff, not later than 90th calendar day following the date of the Registration Rights Agreement (the “Effectiveness Date”). If the Company does not file the Registration Statement by the Filing Date or obtain its effectiveness by the Effectiveness Date, then the Company is required to pay an amount in cash, as partial liquidated damages and not as a penalty, to the Purchasers equal to the product of 1.5% multiplied by the aggregate purchase price paid by such Purchaser for the Securities per month until the Registration Statement is filed or declared effective, as applicable. The Company is required to maintain the effectiveness of the Registration Statement until all of the shares covered thereby are sold or may be sold pursuant to Rule 144 under the Securities Act without volume or manner-of-sale restrictions and without the requirement that the Company be in compliance with the current public information requirements of Rule 144.

              The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the complete form of such agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

              The disclosures set forth above under Item 1.01 of this Current Report on Form 8-K are incorporated by reference hereto.

Item 3.02.          Unregistered Sales of Equity Securities.

              On March 13, 2014, pursuant to the terms of the Purchase Agreement, the Company sold Debentures in the aggregate principal amount of $10,000,000 and Warrants to purchase 67,666,666 shares of the Company’s common stock. The offer and sale of such Securities pursuant to the terms of the Purchase Agreement constituted a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, in accordance with Regulation D promulgated thereunder. The information set forth under Item 1.01 is incorporated herein by reference.

              The Securities offered and sold pursuant to the Purchase Agreement will not be or have not been registered under the Securities Act of 1933, as amended or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. As described under Item 1.01, above, the Company has agreed to file a registration statement with the Commission covering the resale of the shares of common stock issuable upon conversion of the Debentures and exercise of the Warrants.

Item 9.01.          Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION

Exhibit 10.1	Form of Securities Purchase Agreement, dated March 13, 2014, by and among the Company and the Purchasers named therein	Provided herewith

Exhibit 10.2	Form of Registration Rights Agreement, dated March 13, 2014, by and among the Company and the parties identified therein	Provided herewith

Exhibit 10.3	Form of Senior Convertible Debenture	Provided herewith

Exhibit 10.4	Form of Series A/B Warrant	Provided herewith

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Christopher Missling
Name: Christopher Missling, PhD
Title: Chief Executive
Officer
Date: March 19, 2014